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                             "PAGARE COMERCIAL"


                                        Vencimiento  22  de  Junio  de  2000
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Pro este pagare por valor recibido en __________________ el (los) suscrito(s)
se obliga (n) a pagar a la Orden del Banco Dominicano del Progroso S.A., que en lo sucesivo se denominara EL BANCO, en su asiento social o on cualquiera de sus sucursales la cantidad de DOS MILLONES CON 00/100 dolares de los Estados Unidos de America. US$2,000,000.00, con intereses pagaderos _______________ en la misma moneda a partir de ______________________ al tipo de _____________, por ciento anual sobre los saldos insolutos de la suma adeudada ademas de las comisiones al tipo de 10.5 por ciento anual sobre los saldos insolutos, pero en caso de falta de pago a su vencimiento, los saldos vencidos devengaran intereses a la tasa maxima permitida por la Ley Los pagos del capital se realizaran de la siguiente manera.

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Si durante la vigencia de este pagare, una nueva ley, decreto o resolucion de la Junta Monetaria, autorizara un sumento de la tasa de interes y/o comision por encima de las pactadas en el presente pagare, o para el caso en que se produjere un atraso respecto a la fecha en que debio ser efectuado algon pago con cargo a dicho pagare. EL BANCO estara facultado a aumentar unilateralmente las comisiones y/o intereses contemplados en este pagare hasta el monto maximo que le fuere permitido, pravio aviso a los suscritos con cinco (5) dias de anticipacion.

En caso de que el capital sea pagado mediante cuotas, el capital, los intereses y comisiones vencidos a la fecha, seran pagados conjuntamente. Los pagos de intereses y de capital se realizaran por el(los) suscrito(s) en el domicilio de EL BANCO sin necesidad de cobranza ni de puesta en mora. El(los) suscrito(s) se compromete(n) en caso de no cumplir a su vencimiento con una cualquiera de sus obligaciones de pago, a pagar por concepto de mora, a titulo de clausula penal, el ______________ % mensual sobre el monto de las cuotas vencidas, sin formalidad judicial o extrajudicial alguna.

La falta de pago de une o mas cuotas de capital, intereses y/o comisiones previstas en este pagare: el mandamiento de secuestro o embargo en alguna ejecucion entablada en contra de cualquiera de el(los) suscrito(s) y en caso de muerte, quiebra o interdiccion de uno cualquiera, prodocira de pleno derecho y sin necesidad de ninguna formalidad judicial o extrajudicial la caducidad del termino establecido, haciendose exigible inmediatamente el capital adeudado mas los intereses y comisiones a la fecha.

El (los) suscrito(s) se compromate (n) a pagar en caso de incumplimiento de la presente obligacion, todos los honorarios de abogados y gastos en que pudiere incurrir EL BANCO en el cobro de la misma bion sea mediante procedimiento judicial o de cualquier otra manera: estipulandose ademas, que en caso de que se iniolara un procedimiento judicial para el cobro de esta obligacion, el (los) suscrito (s) se compromete (n) a pagar al tenedos de esta obligacion, una suma liquida para cubrir los honorarios del abogado, equivalente a la que sea mayor entre el _____________ % del balance de la misma y _________________________, mas las costas del procedimiento.

El (los) suscrito (s) y el (los) endosantes de este pagare, por el presente renuncia (n) a la presentacion para el pago, notificacion de falta de pago, protesto, notificacion del protesto y cada una conviene en que el (los) tenedor (es) de este pagare, podra (n) prorrogar la fecha de pago, con o sin aviso a todas o cada una de las partes de la obligacion y que en lo sucesivo todas las partes continuaran siendo responsables de la misma, como si todas y cada una de ellas, dubiese expresamente consentido en tal prorroga. Para la ejecucion de la presente obligacion, se atribuye competencia a los tribunales de comercio de la Republica Dominicana.

En caso de fallecimiento de el(los) suscrito(s), se considerara esta deuda como indivisible fronte a sus herederos, quienes responderin individualmente y por si mismos por la totalidad de la deuda, incluyendo intereses y comisiones como si fueran ellos mismos. Tambien reconocen que la emision de este pagare no implica novacion de la deuda existente con anterioridad el mismo, por lo que mantiene su vigor y efecto, con todas las consecuencias que la ley le otorga cualquier garantia real, prendaria, cesion de credito, certificado de deposito o colateral que pudiese existir a favor de EL BANCO.

El(los) suscrito (s) expresamente autoriza (n) y faculta (n) a EL BANCO, a su opcion, y en cualquier momento, a apropiarse y a aplicar el pago de este pagare y de cualquier otra obligacion u obligaciones existentes en el presente o en que incurran en el futuro el(los) syscrito(s), individual o conjuntamente, en favor de EL BANCO, vencida o no, toda suma de dinero que este actualmente o estuviere en el futuro en manos de EL BANCO bien sea en deposito o en cualquier otra forma, acreditadas a, o pertenecientes a el(los) suscrito(s).



El   VEINTITRES   (23) de  DICIEMBRE        de  MIL NOVECIENTOS NOVENTA Y NUEVE
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                [SEAL]                            [SEAL]

  /s/ [ILLEGIBLE]                          PRICESMART DOMINICANA, S.A.
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Cedula  09390474 [ILLEGIBLE] Seria  USA    Cedula  001-0102205-1
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